SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 30, 2006
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-125158	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way
Irving, Texas	75063
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-125158) filed with the Securities and Exchange Commission (the “Commission”) on July 29, 2005 (the “Registration Statement”), pursuant to which the Registrant registered $12,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated July 29, 2005 and the related Prospectus Supplement dated March 27, 2006 (collectively, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s HELOC Notes, Series 2006-HE1 (the “Offered Securities”).

The Registrant is filing this Current Report on Form 8-K to file the supplemental legality opinion of Andrews Kurth LLP as Exhibit 5.2 to the Registration Statement and the related consent as Exhibit 23.2.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	5.2	Legality Opinion of Andrews Kurth LLP

	23.2	Consent of Andrews Kurth LLP (contained in the opinion filed as Exhibit 5.2)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

March 29, 2006	By:	/s/ Alfred Chang
Alfred Chang
Vice President

Form 8-K (FHASI 2006-HE1)
Supplemental Legality Opinion